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                                                                    Exhibit 10.5

                           APROPOS TECHNOLOGY, INC.
             2000 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED


     1.   Purposes.  The purposes of the Apropos Technology, Inc. 2000 Omnibus
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Incentive Plan, as Amended and Restated (the "Plan") are (i) to encourage outstanding individuals to accept or continue employment with Apropos Technology, Inc. (the "Company") and its subsidiaries or to serve as directors of or consultants to the Company, and (ii) to furnish maximum incentive to those persons to improve operations and increase profits and to strengthen the mutuality of interest between those persons and the Company's shareholders by providing them stock options and other stock and cash incentives.

     2.   Administration.  The Plan will be administered by a Committee (the
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"Committee") of the Board of Directors of the Company consisting of two or more directors as the Board may designate from time to time, each of whom shall qualify as a "Nonemployee Director" within the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have the authority to construe and interpret the Plan and any benefits granted thereunder, to establish and amend rules for Plan administration, to change the terms and conditions of options and other benefits at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the Plan. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in writing signed by all the Committee members. The Committee
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may delegate the administration of the Plan, in whole or in part, on such terms and conditions as it may impose, to such other person or persons as it may determine in its discretion, except with respect to benefits to officers subject to Section 16 of the Exchange Act or officers who are or may be "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code.

     3.   Participants.  Participants will consist of all Nonemployee Directors
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of the Company, consultants to the Company and all employees of the Company and its subsidiaries. Designation of a participant in any year shall not require the Committee to designate that person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Committee shall consider all factors which it deems relevant in selecting participants and in determining the type and amount of their respective benefits.

     4.   Shares Reserved Under the Plan.  There is hereby reserved for issuance
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under the Plan an aggregate of 4,600,000 common shares of the Company, which may be newly issued or treasury shares. If there is a lapse, expiration, termination or cancellation of any stock option granted under the Plan or under the 1995 Stock Option Plan prior to the issuance of shares thereunder, of if shares are issued under the Plan and thereafter are reacquired by the Company, those shares may again be used for new benefits under the Plan. In addition, any common shares exchanged by an optionee as full or partial payment of the exercise price under any stock option exercised under the Plan, any shares retained by the Company pursuant to a participant's tax withholding election, and any shares covered by a benefit which is settled in cash shall be added to the shares available for benefits under the Plan. All of the shares may, but need not be issued

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pursuant to the exercise of Incentive Stock Options during the term of the Plan.
The maximum number of shares which may be subject to an option or other award under the Plan to any participant during any fiscal year during the term of the Plan is 600,000 shares. The maximum number of common shares which may be granted in the form of Restricted Stock during the term of the Plan shall be 2,000,000 shares.

     5.   Types of Benefits.  Benefits under the Plan shall consist of Stock
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Options, Stock Appreciation Rights, Restricted Stock, Performance Stock,
Performance Units and Other Stock or Cash Awards.

     6.   Stock Options.  Subject to the terms of the Plan, Stock Options may be
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granted to participants, at any time as determined by the Committee.  The
Committee shall determine the number of shares subject to each option and whether the option is an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code. The option price for each option shall be determined by the Committee but shall not be less than 100% of the fair market value of the Company's common shares for any Incentive Stock Option on the date the option is granted. Each option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Incentive Stock Option shall be exercisable later than the tenth anniversary of its grant. Options shall be exercisable at such time and subject to such terms and conditions as the Committee shall determine. The option price, upon exercise of any option, shall be payable to the Company in full by (a) cash payment or its equivalent, (b) promissory note, (c) tendering previously acquired shares having a fair market value at the time of exercise equal to the option price and, in the case of stock obtained upon exercise of an option, held for more than six months, and (d) such other methods of payment as the Committee, at its discretion,

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deems appropriate, subject in each case to the specific terms of the option. The
Committee may provide, either at the time of grant or subsequently, that a Stock Option include the right to acquire a replacement option upon exercise of the original option through the payment of the exercise price in common shares. The terms and conditions of each replacement option shall be determined by the Committee, in its sole discretion.

     7.   Stock Appreciation Rights.  Subject to the terms of the Plan, Stock
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Appreciation Rights ("SARs") may be granted to participants at any time as determined by the Committee. An SAR may be granted in tandem with a Stock Option granted under this Plan or on a free-standing basis. The grant price of a tandem SAR shall be equal to the option price of the related option. The grant price of a free-standing SAR shall be equal to the fair market value of the Company's common shares on the date of its grant. An SAR may be exercised upon such terms and conditions and for the term as the Committee in its sole discretion determines; provided, however, that the term shall not exceed the option term in the case of a tandem SAR or ten years in the case of a free-standing SAR. Upon exercise of an SAR, the participant shall be entitled to receive payment from the Company, in cash or in stock at the discretion of the Committee, in an amount determined by multiplying the excess of the fair market value of a share of common shares on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised.

     8.   Restricted Stock.  Subject to the terms of the Plan, Restricted Stock
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may be awarded or sold to participants under such terms and conditions as shall be established by the Committee. Restricted Stock shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following:

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          (a)  A prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of Restricted Stock for a specified period;

          (b) A requirement that the holder of Restricted Stock forfeit (or in the case of shares sold to the participant resell to the Company at cost) such shares in the event of termination of employment during the period of restriction.

All restrictions shall expire at such times as the Committee shall specify.

     9.   Performance Stock.  Subject to the terms of the Plan, the Committee
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shall designate the participants to whom Performance Stock is to be awarded and determine the number of shares and terms and conditions of each such award.
Each award of Performance Stock shall entitle the participant to a payment in the form of common shares upon the attainment of performance goals and other terms and conditions specified by the Committee. The Committee may, in its discretion, make a cash payment equal to the fair market value of common shares otherwise required to be issued to a participant pursuant to a Performance Stock award.

     10.  Performance Units.  Subject to the terms of the Plan, the Committee
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shall designate the participants to whom Performance Units are to be awarded and determine the number of units and the terms and conditions of each such award. Each Performance Unit award shall entitle the participant to a payment in cash equal to the fair market value of a designated number of common shares upon the attainment of performance goals and other terms and conditions specified by the Committee. The Committee may, in its discretion, substitute actual

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common shares for the cash payment otherwise required to be made to a participant pursuant to a Performance Unit award.

     11.  Other Stock or Cash Awards.  In addition to the incentives described
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in Sections 6 through 10 above, and subject to the terms of the Plan, the
Committee may grant other incentives payable in cash or in common shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

     12.  Performance Goals.  Awards of Restricted Stock, Performance Stock,
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Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, including, but not limited to, earnings per share, return on assets or equity, economic value added, market share, cash flow, operating costs, and stock price, as determined by the Committee from time to time. However, the Committee may not in any event increase the amount of any such award payable to a "covered employee" within the meaning of Section 162(m) of the Code upon the attainment of a performance goal, and the maximum amount earned by a covered employee in any calendar year may not exceed $2,000,000.

     13.  Change in Control.  Except as otherwise determined by the Committee at
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the time of grant of an award, upon a change in control of the Company, all outstanding Stock Options and SARs shall become exercisable; all performance goals shall be deemed fully achieved and all other terms and conditions met; and all Performance Stock delivered, all Performance Units paid out, and all Other Stock or Cash Awards delivered or paid. A "Change in Control" shall be deemed to have occurred on the first date on which either:

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          (a)  any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing at least 20 percent of the combined voting power of the Company's then outstanding securities, or

          (b) a majority of the individuals comprising the Company's Board of Directors are not Continuing Directors, or

          (c) the Company is involved in any merger, consolidation, share exchange or any other transaction if, after the consummation thereof, the holders of the voting securities of the Company immediately prior thereto do not own at least a majority of the combined voting power of the surviving or resulting Company, or

          (d) all or substantially all of the assets of the Company are sold or otherwise transferred.

          A "Continuing Director" means an individual who was a member of the Board of Directors of the Company immediately prior to the transaction or election or other event which resulted in a change of control or who was designated (before his initial election or appointment as a director) as a Continuing Director by a majority of the whole Board of Directors but only if the majority of the whole Board of Directors then consisted of Continuing Directors or, if a majority of the whole Board of Directors shall not then consist of Continuing Directors, by a majority of the then Continuing Directors.

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     14.  Adjustment Provisions.
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          (a)  If the Company shall at any time change the number of issued common shares without new consideration to the Company (such as by stock dividend or stock split), the total number of shares reserved for issuance under the Plan, the maximum number of shares which may be made subject to Incentive Stock Options during the term of the Plan, the maximum number of shares which may be made subject to an award in any 12 months during the term of the Plan, the maximum number of shares that may be issued as Restricted Stock during the term of the Plan, and the number of shares covered by each outstanding award shall be equitably adjusted and the aggregate consideration payable to the Company, if any, shall not be changed.

          (b) Notwithstanding any other provision of this Plan, without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

          (c) In the event of any merger, consolidation or reorganization of the Company with or into another Company other than a merger, consolidation or reorganization in which the Company is the continuing Company and which does not result in the outstanding common shares

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               being converted into or exchanged for different securities, cash or other property, or any combination thereof, there shall be substituted, on an equitable basis as determined by the Committee, for each common share than subject to a benefit granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of common shares of the Company will be entitled pursuant to the transaction.

     15.  Nontransferability.  Each benefit granted under the Plan shall not be
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transferable otherwise than by will or the laws of descent and distribution and each Stock Option and SAR shall be exercisable during the participant's lifetime only by the participant or, in the event of disability, by the participant's personal representative. In the event of the death of a participant, exercise of any benefit or payment with respect to any benefit shall be made only by or to the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the benefit shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, a grant of a Stock Option may permit the transfer of the option by the participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Committee.

     16.  Taxes.  The Company shall be entitled to withhold the amount of any
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tax attributable to any amounts payable or shares deliverable under the Plan, after giving the person entitled to receive such payment or delivery notice as far in advance as practicable and the Company may defer making payment or delivery as to any award, if any such tax is payable until

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indemnified to its satisfaction. The Committee may, in its discretion, subject to such rules as it may adopt, permit a participant to pay all or a portion of any withholding taxes arising in connection with the exercise of a Stock Option or SAR or the receipt or vesting of shares hereunder by electing to have the Company withhold common shares, having a fair market value equal to the amount to be withheld.

     17.  Duration, Amendment and Termination.  No Stock Option or other benefit
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shall be granted more than ten years after the date of adoption of this Plan;
provided, however, that the terms and conditions applicable to any benefit granted on or before such date may thereafter be amended or modified by mutual agreement between the Company and the participant, or such other person as may then have an interest therein. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no such action shall reduce the amount of any existing award or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall be made without shareholder approval if shareholder approval of such amendment is required by law, regulation, or stock exchange rule.

     18.  Fair Market Value.  The fair market value of the Company's common
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shares at any time shall be determined in such manner as the Committee may deem equitable, or as required by applicable law or regulation.

     19.  Other Provisions.
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          (a)  The award of any benefit under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate, including

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               provisions intended to comply with federal or state securities laws and stock exchange requirements, understandings or conditions as to the participant's employment, requirements or inducements for continued ownership of common shares after exercise or vesting of benefits, or forfeiture of awards in the event of termination of employment shortly after exercise or vesting, or breach of noncompetition or confidentiality agreements following termination of employment.

          (b) In the event any benefit under this Plan is granted to an employee or consultant who is employed or providing services outside the United States, or is a foreign national, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to any such individual to comply with applicable law, regulation or accounting rules.

     20.  Restatement.  This Plan is an amendment and complete restatement of
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the Company's 1995 Stock Option Plan (the "1995 Plan").  The defined terms set forth in the 1995 Plan which have been deleted in the restatement shall continue in effect for purposes of administering and interpreting the terms and conditions of stock options which were granted prior to the effective date of the restatement of the 1995 Plan and which remain outstanding.

     21.  Shareholder Approval.  The Plan was adopted by the Board of Directors
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on January 20, 2000, subject to shareholder approval.  The Plan and any benefits granted thereunder shall be null and void if shareholder approval is not obtained at or before the next annual meeting of shareholders.

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